UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2008
(November 11, 2008)

Fresh Ideas Media, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-132252	20-2574314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 87 No. 8 Coastal Way, Floor 2, Construction Bank, FTZ Tianjin Province, The People’s Republic of China	300461

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (86) 22-2576-2771

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 11, 2008, Fresh Ideas Media, Inc. issued a press release announcing the completion of a share exchange transaction with Hong Kong-based Ever Auspicious International Limited (“Ever Auspicious”) and Bright Praise Enterprises Limited, the sole shareholder of Ever Auspicious. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1     Press Release of Fresh Ideas Media, Inc., dated November 11, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2008
FRESH IDEAS MEDIA, INC.

	By:	/s/ Tong Shiping
Name: Mr. Tong Shiping Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Fresh Ideas Media, Inc., dated November 11, 2008

4